VCC 2023-1 ABS-15G

Exhibit 99.01

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) between June 2022 and December 2022 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review and Non-Owner Occupancy (“NOO”) review scopes detailed in Section 5, on a total of six hundred ninety-five (695) unique mortgage loans (the “Review”).

The Review totals, for mortgage loans within the final securitization population, were as follows:

	Property Type	Review Population	Pool	%
Review			Population	Population
Guideline Review	Small Bal CRE	126	223	56.50%
(Including Data Integrity)	Investor 1-4 Fam*	262	472	55.51%
Total Guideline Review		388	695	55.83%
*All investor 1-4 Fam in the Guideline Review were also review for Non-Owner Occupancy (“NOO”)
	Property Type	Review Population	Pool	%
Review			Population	Population
Non-Owner Occupancy (“NOO”)	Investor 1-4 Fam (not included in Guideline Review)	210	472	44.49%
Total NOO Review		210	472	44.49%

	Property Type	Review Population	Pool	%
Review			Population	Population
Data Integrity Review	Small Bal CRE	126	223	56.50%
	Investor 1-4 Fam	472	472	100.00%
Total Data Integrity Review		598	695	86.04%

(3) Determination of the sample size and computation.

DBRS, Inc. (“DBRS”) who is NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples, but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. DBRS is aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review), involved forty-two (42) potential fields for the full Guideline Review and the Non-Owner Occupancy Review. The data fields are listed below.

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Field	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	598	0.00%	598
Amortization Term	51	598	8.53%	598
Amortization Type	0	598	0.00%	598
Appraised Value	0	598	0.00%	598
Borrower Full Name	0	598	0.00%	598
City	0	598	0.00%	598
Contract Sales Price	0	598	0.00%	598
DCR UW VCC	0	598	0.00%	598
First Interest Rate Change Date	0	598	0.00%	598
First Payment Change Date	0	598	0.00%	598
Index Type	0	598	0.00%	598
Interest Only	0	598	0.00%	598
Interest Rate Change Frequency	0	598	0.00%	598
Interest Rate Initial Cap	0	598	0.00%	598
Interest Rate Initial Maximum	0	598	0.00%	598
Interest Rate Initial Minimum	0	598	0.00%	598
Interest Rate Life Cap	0	598	0.00%	598
Interest Rate Life Max	0	598	0.00%	598
Interest Rate Life Min	0	598	0.00%	598
Interest Rate Periodic Cap	0	598	0.00%	598
Investment Property Type	0	598	0.00%	598
Lien Position	0	598	0.00%	598
LTV Valuation Value	0	598	0.00%	598
Margin	0	598	0.00%	598
Maturity Date	0	598	0.00%	598
Mod	0	598	0.00%	598
Next Interest Rate Change Date	0	598	0.00%	598
Note Date	0	598	0.00%	598
Occupancy	0	598	0.00%	598
Original Interest Rate	0	598	0.00%	598
Original Loan Amount	0	598	0.00%	598
Original LTV	0	598	0.00%	598
Original P&I	0	598	0.00%	598
Original Term	0	598	0.00%	598
Prepayment Penalty Period (months)	0	598	0.00%	598
Prepayment Terms	0	598	0.00%	598

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Purpose	0	598	0.00%	598
Refi Purpose	0	598	0.00%	598
Representative FICO	0	598	0.00%	598
State	0	598	0.00%	598
Street	0	598	0.00%	598
Zip	0	598	0.00%	598
Total	51	25,116	0.20%	25,116

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, (ii) and Non-Owner Occupancy Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Data Integrity Review.

Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

■	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.

■	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.

■	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.

■	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.

■	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.

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■	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

■	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

■	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.

■	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.

■	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.

■	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

■	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.

■	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

■	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

■	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership~~)~~ or an Individual(s).

■	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.

■	For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.

■	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.

■	For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

■	For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.

■	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

■	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

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(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below. In total, for the entire original population, Client ordered secondary valuation products on two hundred sixty-two (262) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal / LTV value and the secondary valuation was greater than 10%, an adverse event level was placed on the loan.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Data Integrity Review

For the loans in the Guideline Review population, Non-Owner Occupancy Review and additional population, data points were reviewed between the data tape and the data collected by AMC.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole

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responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in Item 3 above.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

CREDIT REVIEW RESULTS

Guideline Review Credit Results:

All three hundred eighty-eight (388) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 22.68% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to three hundred (300) mortgages loans where the lender issued a guideline exception/waiver. There is a total of six hundred twenty-one (621) waived credit exceptions affecting those three hundred (300) mortgages loans. Some mortgage loans received multiple waivers.

Guideline Review Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	88	22.68%
B	300	77.32%
C	0	0.00%
D	0	0.00%
Total	388	100.00%

Non-Owner Occupancy Review Credit Results

All two hundred ten (210) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 99.05% of the mortgage loans by number have a Credit grade of “A.” The “B” grades correspond to two (2) mortgage loans where the lender issued a guideline exception/waiver. There is a total of two (2) waived exception affecting the two (2) mortgage loan. No mortgage loans received multiple waivers.

Non-Owner Occupancy Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	208	99.05%
B	2	0.95%
C	0	0.00%
D	0	0.00%
Total	210	100.00%

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VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately ordered by AMC during the review. The Client ordered a secondary valuation product on two hundred forty-eight (248) residential mortgage loans. Zero (0) mortgage loan had a value more than 10% below Origination Value or a secondary valuation was not received.

Guideline Review Valuation Results:

Three hundred eighty-seven (387) of the mortgage loans received a Property grade “A”. One (1) mortgage loan received a Property grade “D”.

Guideline Review Valuation Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	387	99.74%
B	0	0.00%
C	0	0.00%
D	1	0.26%
Total	388	100.00%

OVERALL RESULTS SUMMARY

Guideline Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, three hundred eighty-seven (387) mortgage loans reviewed by AMC in the Full Guideline Review scope have an Overall grade of “B” or higher, 22.68% of the mortgage loans by number have an Overall grade of “A” and 0.26% of the mortgage loan(s) have an Overall grade of “D”

The table below summarizes the Overall grade based on the Credit and Property Valuation sections above:

Guideline Review Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	88	22.68%
B	299	77.06%
C	0	0.00%
D	1	0.26%
Total	388	100.00%

Non-Owner Occupancy Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, all two hundred ten (210) mortgage loans reviewed by AMC have an Overall grade of “B” or higher and 99.05% of the mortgage loans by number have an Overall grade of “A.”

Non-Owner Occupancy Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	208	99.05%
B	2	0.95%
C	0	0.00%
D	0	0.00%
Total	210	100.00%

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE THREE HUNDRED EIGHTY-EIGHT (388) LOANS IN THE GUIDELINE REVIEW THAT ARE PART OF THE SECURITIZATION POPULATION.

*Percentages may not sum to 100% due to rounding.

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Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	388	100.00%	$138,459,246.00	100.00%
Total	388	100.00%	$138,459,246.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	388	100.00%	$138,459,246.00	100.00%
Total	388	100.00%	$138,459,246.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	251	64.69%	$86,531,238.00	62.50%
Other-than-first-time Home Purchase	137	35.31%	$51,928,008.00	37.50%
Total	388	100.00%	$138,459,246.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	388	100.00%	$138,459,246.00	100.00%
Total	388	100.00%	$138,459,246.00	100.00%

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